COLUMBIA SMALL CAP VALUE FUND

                           Supplement to Prospectuses
                             Dated November 1, 2003

         The first paragraph under PRINCIPAL INVESTMENT STRATEGIES is revised in its entirety as follows:

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small capitalization stocks. Small capitalization stocks are stocks of companies with market capitalizations equal to or less than the largest stock in the Russell 2000 Value Index ($1.9 billion as of September 30, 2003). When purchasing securities for the Fund, the Fund's investment advisor may choose securities of companies it believes are undervalued. The Fund may invest up to 10% of its assets in foreign securities.



769-36/720Q-1203                                               December 31, 2003